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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 13, 2002

                              COMERICA INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)




         Delaware                                1-10706                                38-1998421
         ------------                            -------                                ----------
(State or other jurisdiction of         (Commission File Number)               (IRS Employer Identification
Incorporation)                                                                 Number)


                        Comerica Tower at Detroit Center
                          500 Woodward Avenue, MC 3391
                             Detroit, Michigan 48226
                         ------------------------------
               (Address of principal executive offices) (zip code)

                                 (800) 521-1190
   ---------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits.

                  99.1 Statement, dated August 13, 2002, of the principal executive officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.

                  99.2 Statement, dated August 13, 2002, of the principal financial officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.

ITEM 9.           REGULATION FD DISCLOSURE.

On August 13, 2002, the principal executive officer and principal financial officer of the Company each submitted to the Securities and Exchange Commission a written statement regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934 pursuant to Securities and Exchange Commission Order No. 4-460. The Company is furnishing under Item 9 of this Current Report on Form 8-K copies of such statements as Exhibits 99.1 and
99.2 hereto.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                      COMERICA INCORPORATED

                                      By:         /s/ George W. Madison
                                                  -----------------------------
                                      Name:       George W. Madison
                                      Title:      Executive Vice President,
                                                  General Counsel and
                                                  Corporate Secretary
Date:  August 13, 2002


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EXHIBIT INDEX

Exhibit No.                Description

         99.1 Statement, dated August 13, 2002, of the principal executive officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.

         99.2 Statement, dated August 13, 2002, of the principal financial officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.